Rule 497(e)

Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Weight Loss Drug & Treatment ETF

(the “Fund”)

November 10, 2026

Supplement To the Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information
Each Dated January 28, 2026

On November 10, 2026, the Board of Trustees of the Trust (the “Board”) voted to terminate and liquidate the Fund. After the close of business on November 26, 2026, subject to applicable law, the Fund will no longer accept creation orders. Trading in shares of the Fund will be halted after market close on December 3, 2026. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about December 8, 2026.

In administering the termination of the Fund, the Fund may hold cash (and may principally hold cash) and/or securities that may not be consistent with the Fund’s investment objective and strategy.

Shareholders may sell their shares of the Fund on NYSE Arca until the market close on December 3, 2026, and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you still hold shares after December 3, 2026, the Fund will automatically redeem your shares for cash at the net asset value on December 3, 2026.

Shareholders generally recognize a capital gain or loss on the redemptions. The Fund may or may not, depending upon the Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call (855) 267-3837.

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE